UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 16, 2007

FCStone Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51099	42-1091210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2829 Westown Parkway, West Des Moines, IA 50266

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (515) 223-3756

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On January 16, 2007, FC Stone, L.L.C., a wholly-owned subsidiary of FCStone Group, Inc. (the “Company”), entered into a Change in Terms Agreement (the “Amendment) with Deere Credit, Inc., which amended an amended and restated note in the amount of $36,750,000, dated May 19, 2006. The primary effect of the Amendment was to increase the amount of the Revolving Operating Loan facility by $15,000,000, to $51,750, 000. All other terms of the original obligation were unchanged.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
Exhibit 10	Change in Terms Agreement, dated January 16, 2007, between Deere Credit, Inc. and FC Stone, L.L.C.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FCSTONE GROUP, INC.

Dated: January 19, 2007

	By:	/s/ Robert V. Johnson
Robert V. Johnson
Executive Vice President and Chief Financial Officer

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